UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-9993

Cohen & Steers Advantage Income Realty Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2006

Item 1. Reports to Stockholders.

COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

August 9, 2006

To Our Shareholders:

We are pleased to submit to you our report for the six months ended June 30, 2006. The net asset value at that date was $24.23 per common share. The fund's common stock is traded on the New York Stock Exchange and its share price can differ from its net asset value; at period end, the fund's closing price on the NYSE was $22.45. The total return, including income, for Cohen & Steers Advantage Income Realty Fund and the comparative benchmarks were:

Six Months Ended June 30, 2006
Cohen & Steers Advantage Income Realty Fund at Market Value[a]	14.60%
Cohen & Steers Advantage Income Realty Fund at Net Asset Value[a]	14.69%
FTSE NAREIT Equity REIT Index[b]	12.90%
S&P 500 Index[b]	2.71%
Blend—80% FTSE NAREIT Equity REIT Index, 20% Merrill Lynch REIT Preferred Index[b]	10.62%

Three monthly dividends of $0.155 per common share were declared and will be paid to common shareholders on July 31, 2006, August 31, 2006 and September 29, 2006c.

Investment Review

Strong fundamentals propelled real estate stocks to new highs in the first quarter, easily outpacing the broader markets. When concerns about inflation, Fed tightening and potentially slower economic growth spooked a  As a closed-end investment company, the price of the fund's New York Stock Exchange-traded shares will be set by market forces and at times may deviate from the net asset value per share of the fund.

b  The FTSE NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The Merrill Lynch REIT Preferred Index is an unmanaged index of real estate preferred securities.

c  Please note that distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of each fiscal year on form 1099-DIV. To the extent the fund pays distributions in excess of its net investment company taxable income, this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record would be notified of the approximate amount of capital returned for each such distribution. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

investors across markets, REITs also retrenched briefly. By June 30, however, the continued drumbeat of positive developments in fundamentals for U.S. real estate drove U.S. REIT stocks back to within a couple of percentage points of their first-quarter closing levels.

We believe the broader stock market has been concerned that accelerating inflationary pressures would necessitate more Federal Reserve monetary tightening than previously expected, increasing the possibility of slower economic growth—a condition we have been forecasting for some time. Interestingly, while a slowdown in economic growth and higher inflation are generally viewed as negatives for stock returns, we believe the current real estate recovery should progress quite nicely. Ongoing demand for real estate in an environment of moderate economic growth should, in our view, continue to outstrip the historically modest levels of new supply. In the past, inflation, an unequivocal negative for financial assets, has been a net positive for real property, and therefore REITs, relative to most other financial assets. It is not surprising, then, that real estate stocks fared better than the broader market this year.

It is also noteworthy that during the first half of 2006, the yield on the 10-year U.S. Treasury bond increased from 4.4% to 5.1%. During this same period, REITs generated a total return of 12.9%, further confounding the many financial pundits who repeatedly mischaracterize REITs as interest-rate-sensitive stocks in the face of continued evidence to the contrary. While quantitative evidence has shown REITs historically to have had a low long-term correlation to interest rates, that perception still exists.

REIT stocks continued to respond to improving real estate fundamentals in the six months ending June 30. The top-performing sectors for the period were apartment (21.0% total return), office (19.8%) and hotel (17.2%)—the three sectors in the fund that benefited most from the real estate recovery.

The apartment sector continued to advance as weakness in the for-sale housing markets continued to accrue to the benefit of apartment owners. The lack of affordability of owned housing in many U.S. markets has forced more households to choose renting as an alternative to buying a home. With reports of more children of baby boomers and an expanding workforce moving into apartments and fewer first-time home buyers moving out, apartment rents accelerated forcefully. Home Properties (39.7%) was the fund's top performer year-to-date. Education Realty Trust, an owner of student housing, was second, with a total return of 34.6%. Conversely, GMH Communities Trust, another student housing company, was one of the fund's worst performers (–11.8%) as it struggled with company-specific issues.

Office properties benefited from strong corporate profit growth, which typically manifests itself in corporations hiring new employees and filling up office space. Two large transactions in the first half of the year underscored that. In March, the Blackstone Group paid $5.6 billion for CarrAmerica Realty, which had a 31.8% total return year-to-date and was one of the fund's top performers. The price implied a capitalization rate (the unleveraged initial yield) on CarrAmerica's real estate of 6.7%, better than the 7.5% assumed rate that most analysts had been using to value the company.

Then, on June 5, Trizec Properties announced that it was being acquired by Brookfield Properties and the Blackstone Group for $8.9 billion—the largest REIT buyout since General Growth Properties purchased the Rouse

COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

Company in 2004. The 18% stock price premium offered for Trizec was larger than the average premium in recent quarters, and reiterated to investors that most office REITs were trading at discounts to the value of their underlying office building assets.

The fund's overall performance benefited from its overweight position in the office sector. Other top performers were Equity Office Properties (22.7%) and Brandywine Realty Trust (17.0%), two of the fund's largest holdings. Highwoods Properties (30.6%) benefited from the favorable resolution of company-specific issues and speculation that they too were a takeover candidate. The fund's performance suffered from not holding positions in SL Green Realty (45.0%), Trizec Properties (26.8%) or Boston Properties (23.8%), as these companies do not pay sufficient dividends to meet the fund's primary income objective.

The hotel sector continued to benefit from strong demand from both the business and leisure travel segments, combined with negligible new construction. The fund benefited from its positions in Diamondrock Hospital (27.1% total return) and Hospitality Properties (13.4%), which were helped by rising occupancies and skyrocketing room rates. Another holding, Strategic Hotels, did not fare as well, advancing only 3.0% as the shares came under pressure in the second quarter from a large and costly equity offering that the company executed to help feed its ongoing acquisition program. The fund's underweight in the hotel sector overall detracted slightly from its relative performance. Here, too, hotel companies on average do not pay high enough dividends to meet the fund's primary income objective.

The self storage sector (11.3%) took a break from recent strong advances. Our stock selection in this sector detracted from the fund's performance due to positions in Extra Space Storage (8.6%) and U-Store-It (–7.8%), and from not holding Shurgard Storage Center (12.3%).

Manufactured housing, the worst-performing sector (–0.2%), continued to underperform, as the long-awaited recovery in fundamentals remained elusive. Free standing retail (2.6%) turned in a weak, but positive, performance. Regional malls (3.6%) rounded out the worst-performing sectors for the fund. Mills Corporation (–34.6%), our worst performer, continued to struggle to meet the obligations of a public company to its shareholders.

The fund's REIT preferreds allocation delivered a 1.2% total return for the six-month period, detracting from the fund's overall relative performance. Our strategy is to maintain a position in REIT preferred stocks to help the fund achieve higher current income than a portfolio of only U.S. REIT common stocks (our REIT preferred holdings had an 8.3% current yield as of June 30) and to lower its overall volatility. Modest new supply in the REIT preferred space has been met with continued strong demand from income investors. Rapidly improving REIT fundamentals have made REIT preferreds very attractive income vehicles, and we have noted a broadening in the traditional buyer base over the past several quarters. Positive credit ratings agency activities have also helped to support the market.

We expect better performance from REIT preferreds later in the year. Improved performance should follow from a cessation of the Fed rate hike campaign and the economic slowing that we expect will follow. Notably, while we expect the economy to begin to cool, we nonetheless project continued improvements in REIT fundamentals.

COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

Hence, credit metrics should continue to improve for some time. One risk continues to be REIT privatization activity, which presents potential for credit downgrades.

Investment Outlook

During the second quarter, as it became apparent that rising inflation was going to require the Fed to slow U.S. GDP growth, the specter of "stagflation" reared its ugly head in the financial press for the first time since the 1970s. Indeed, recent days have marked the first time the market has had to face the combination of accelerating inflation and a potentially slower economy since that economically notorious decade. What might this imply for real estate stocks?

Land, the primary component of real estate that is responsible for the differentiated return that real estate has provided, is a unique asset class. Habitable urban land commands an economic rental payment that is based primarily on the proximity that it provides to other economic activity—that is, its location. Unlike capital and labor—the other two inputs to economic production, whose pricing power erodes further into an economic cycle as excess capacity is created to accommodate expanding demand—land's value has typically continued to increase when the surrounding economic activity has increased, regardless of what happened to the monetary price level. In other words, inflation historically has not harmed land values the way it can harm financial assets like bonds and (other) stocks. Witness the net contraction of REIT multiples during the disinflationary 1980s and 1990s, and the expansion of REIT multiples since deflationary fears evaporated in 2003. Historically, landowners have enjoyed inflationary times. Note that, while the past is not necessarily indicative of future results, since the beginning of the modern REIT era in 1993, REIT stocks on average have increased their dividends at levels greater than the rate of inflation in every single year.

As a result, given our view of the state of relative balance of most real estate markets in the United States, we believe that modest reflation is a net positive for real estate stocks relative to most other financial assets. Of course, galloping inflation would increase uncertainty in the economy and could eventually severely curtail economic growth, which would not help real estate values or the REIT market. However, our belief is that the Federal Reserve knows how to do its job of maintaining relative price stability, and that the imbalances in the economy are manageable and do not represent significant structural impediments to its execution of what we believe will be a typical mid-cycle slowdown.

We are experiencing a transitory overlap of higher inflation and slower economic growth. Without large structural impediments to free-market economic flexibility, these two phenomena are generally incompatible. The Fed's job is to decide which of the two is less harmful to the overall economy. From a real estate standpoint, neither slightly higher inflation nor slightly lower economic growth (we estimate the 2% range) should, in our view, derail the steady real estate recovery that has thus far driven cash flow and dividend growth in the U.S. REIT sector.

COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

President	Chairman

JOSEPH M. HARVEY	JAMES S. CORL

Portfolio Manager	Portfolio Manager

WILLIAM J. SCAPELL	THOMAS N. BOHJALIAN

Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are as of the date stated and are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering REIT, utility and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview or our investment approach.

COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

Our Leverage Strategy
(Unaudited)

While we do not attempt to predict what future interest rates will be, it has been our philosophy to utilize interest rate swap transactions to seek to reduce the interest rate risk inherent in our utilization of leverage. Our leverage strategy involves issuing auction market preferred shares (AMPS) to raise additional capital for the fund, with an objective of increasing the net income available for shareholders. As of June 30, 2006, AMPS represented 32% of the fund's managed assets. Considering that AMPS have variable dividend rates, we seek to lock in the rate on a majority of this additional capital through interest rate swap agreements (where we effectively convert our variable rate obligation to a fixed rate obligation for the term of the swap agreements). Specifically, we have fixed the rate on 65% of our borrowings at an average interest rate of 4.8% for an average remaining period of 2.7 years (when we first entered into the swaps, the average term was 6.3 years). By locking in a large portion or our leveraging costs, we have endeavored to adequately protect the dividend-paying ability of the fund. The use of leverage increases the volatility of the fund's net asset value in both up and down markets. However, we believe that locking in a portion of the fund's leveraging costs for the term of the swap agreements partially protects the fund from any impact that an increase in short-term interest rates may have as a result of the use of leverage.

Leverage Factsa

Leverage (as a % of managed assets)	32%
% Fixed Rate	65%
% Variable Rate	35%
Weighted Average Rate on Swaps	4.8%
Weighted Average Term on Swaps	2.7 years
Current Rate on AMPS	5.1%

a  Data as of June 30, 2006. Information subject to change.

COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

JUNE 30, 2006

Top Ten Holdingsa
(Unaudited)

Security	Market Value	% of Managed Assets
1. Ventas	$46,835,712	5.1%
2. Vornado Realty Trust	39,985,745	4.3
3. Brandywine Realty Trust	38,695,877	4.2
4. Reckson Associates Realty Corp	34,763,338	3.8
5. Mack-Cali Realty Corp	33,347,104	3.6
6. Equity Office Properties Trust	33,267,912	3.6
7. Liberty Property Trust	28,774,200	3.1
8. Archstone Smith Trust	25,595,342	2.8
9. Macerich Co	25,138,620	2.7
10. Health Care Property Investors	24,485,818	2.7

a  Top ten holdings are determined on the basis of the value of individual securties held.

Sector Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2006 (Unaudited)

		Number of Shares	Value
COMMON STOCK	117.5%
DIVERSIFIED	14.9%
Colonial Properties Trust		465,400	$22,990,760
Entertainment Properties Trust		155,600	6,698,580
iStar Financial		348,800	13,167,200
Lexington Corporate Properties Trust		102,400	2,211,840
Spirit Finance Corp.		701,300	7,896,638
Vornado Realty Trust		409,900	39,985,745
			92,950,763
HEALTH CARE	18.5%
Health Care Property Investors		915,700	24,485,818
Health Care REIT		379,500	13,263,525
Healthcare Realty Trust		128,900	4,105,465
Medical Properties Trust		137,300	1,515,792
Nationwide Health Properties		774,500	17,433,995
Senior Housing Properties Trust		437,200	7,830,252
Ventas		1,382,400	46,835,712
			115,470,559
HOTEL	4.9%
Ashford Hospitality Trust		383,300	4,837,246
DiamondRock Hospitality Co.		504,800	7,476,088
Hospitality Properties Trust		293,000	12,868,560
Strategic Hotels & Resorts		273,500	5,672,390
			30,854,284
INDUSTRIAL	1.8%
First Industrial Realty Trust		294,900	11,188,506
MORTGAGE	4.5%
Gramercy Capital Corp.		535,000	13,856,500
Newcastle Investment Corp.		557,737	14,121,901
			27,978,401

See accompanying notes to financial statements.

COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2006 (Unaudited)

		Number of Shares	Value
OFFICE	28.7%
American Financial Realty Trust		423,100	$4,095,608
Brandywine Realty Trust		1,202,856	38,695,877
Equity Office Properties Trust		911,200	33,267,912
Highwoods Properties		393,300	14,229,594
HRPT Properties Trust		611,100	7,064,316
Mack-Cali Realty Corp.		726,200	33,347,104
Maguire Properties		398,800	14,025,796
Reckson Associates Realty Corp.		840,100	34,763,338
			179,489,545
OFFICE/INDUSTRIAL	6.9%
Duke Realty Corp.		406,500	14,288,475
Liberty Property Trust		651,000	28,774,200
			43,062,675
RESIDENTIAL—APARTMENT	20.9%
American Campus Communities		199,358	4,954,047
Apartment Investment & Management Co.		156,500	6,799,925
Archstone-Smith Trust		503,152	25,595,342
AvalonBay Communities		179,400	19,845,228
Camden Property Trust		228,600	16,813,530
Education Realty Trust		337,800	5,624,370
GMH Communities Trust		397,000	5,232,460
Home Properties		391,700	21,743,267
Mid-America Apartment Communities		209,600	11,685,200
United Dominion Realty Trust		450,400	12,615,704
			130,909,073
SELF STORAGE	5.8%
Extra Space Storage		284,600	4,621,904
Public Storage—Series A		802,400	21,424,080
Sovran Self Storage		71,500	3,631,485
U-Store-It Trust		340,000	6,412,400
			36,089,869

See accompanying notes to financial statements.

COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2006 (Unaudited)

		Number of Shares	Value
SHOPPING CENTER	10.6%
COMMUNITY CENTER	3.1%
Cedar Shopping Centers		363,900	$5,356,608
Heritage Property Investment Trust		307,000	10,720,440
Inland Real Estate Corp.		220,500	3,281,040
			19,358,088
REGIONAL MALL	7.5%
Glimcher Realty Trust		467,900	11,608,599
Macerich Co.		358,100	25,138,620
Mills Corp.		257,700	6,893,475
Pennsylvania REIT		91,104	3,677,868
			47,318,562
TOTAL SHOPPING CENTER			66,676,650
TOTAL COMMON STOCK (Identified cost—$472,939,485)			734,670,325
PREFERRED STOCK	27.7%
DIVERSIFIED	3.7%
Capital Lease Funding, 8.125%, Series A		23,300	581,335
Crescent Real Estate Equities Co., 6.75%, Series A (Convertible)		339,300	7,152,444
Digital Realty Trust, 8.50%, Series A		65,900	1,666,611
Digital Realty Trust, 7.875%, Series B		35,500	843,125
Duke Realty Corp., 7.25%, Series N		130,000	3,250,000
Entertainment Properties Trust, 9.50%, Series A		50,000	1,281,500
Entertainment Properties Trust, 7.75%, Series B		84,900	2,029,110
iStar Financial, 8.00%, Series D		111,000	2,786,100
iStar Financial, 7.80%, Series F		36,800	910,248
iStar Financial, 7.65%, Series G		75,300	1,853,133
iStar Financial, 7.50%, Series I		38,000	929,100
			23,282,706

See accompanying notes to financial statements.

COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2006 (Unaudited)

		Number of Shares	Value
HEALTH CARE	4.3%
Health Care REIT, 7.625%, Series F		114,900	$2,887,437
Nationwide Health Properties, 7.677%, Series A		221,000	22,100,000
Windrose Medical Properties Trust, 7.50%, Series A		70,000	1,764,000
			26,751,437
HOTEL	3.4%
Eagle Hospitality Trust, 8.25%, Series A		54,300	1,327,635
FelCor Lodging Trust, $1.95, Series A (Convertible)		72,600	1,770,714
Host Hotels & Resorts, 8.875%, Series E		10,000	270,000
Innkeepers USA Trust, 8.00%, Series C		56,000	1,383,200
LaSalle Hotel Properties, 10.25%, Series A		200,000	5,140,000
Strategic Hotels & Resorts, 8.50%, Series A		10,000	254,750
Strategic Hotels & Resorts, 8.50%, Series A, 144Aa		87,900	2,239,253
Strategic Hotels & Resorts, 8.25%, Series B		33,000	819,390
Strategic Hotels & Resorts, 8.25%, Series C		146,000	3,635,400
Sunstone Hotel Investors, 8.00%, Series A		173,900	4,382,280
			21,222,622
INDUSTRIAL	0.1%
EastGroup Properties, 7.95%, Series D		35,000	901,250
MORTGAGE	0.1%
Newcastle Investment Corp., 8.05%, Series C		30,000	737,700
OFFICE	5.8%
Alexandria Real Estate Equities, 9.10%, Series B		53,900	1,364,209
Brandywine Realty Trust, 7.50%, Series C		27,900	686,619
Cousins Properties, 7.50%, Series B		140,000	3,500,000
Highwoods Properties, 8.625%, Series A		18,550	19,013,750
HRPT Properties Trust, 8.75%, Series B		128,000	3,328,000
HRPT Properties Trust, 7.125%, Series C		80,000	1,964,000
Kilroy Realty Corp., 7.50%, Series F		16,000	394,240
Maguire Properties, 7.625%, Series A		90,200	2,227,940
SL Green Realty Corp., 7.625%, Series C		89,800	2,200,100
SL Green Realty Corp., 7.875%, Series D		59,700	1,510,410
			36,189,268

See accompanying notes to financial statements.

COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2006 (Unaudited)

		Number of Shares	Value
OFFICE/INDUSTRIAL	0.7%
PS Business Parks, 7.38%, Series O		175,000	$4,340,000
RESIDENTIAL	3.2%
APARTMENT	3.1%
Apartment Investment & Management Co., 9.375%, Series G		52,800	1,373,328
Apartment Investment & Management Co., 10.00%, Series Rb		529,800	13,337,715
Apartment Investment & Management Co., 7.75%, Series U		30,000	738,000
Associated Estates Realty Corp., 8.70%, Series B		60,800	1,565,600
Mid-America Apartment Communities, 8.30%, Series H		103,600	2,634,548
			19,649,191
MANUFACTURED HOME	0.1%
American Land Lease, 7.75%, Series A		15,000	367,125
TOTAL RESIDENTIAL			20,016,316
SELF STORAGE	1.0%
Public Storage, 7.25%, Series I		249,900	6,197,520
SHOPPING CENTER	5.4%
COMMUNITY CENTER	1.4%
Cedar Shopping Centers, 8.875%, Series A		32,000	839,040
Developers Diversified Realty Corp., 8.60%, Series F		100,000	2,540,000
Federal Realty Investment Trust, 8.50%, Series B		20,100	511,947
New Plan Excel Realty Trust, 7.80%, Series D		20,000	1,015,000
Urstadt Biddle Properties, 8.50%, Series C		16,000	1,696,000
Urstadt Biddle Properties, 7.50%, Series D		97,000	2,412,390
			9,014,377

See accompanying notes to financial statements.

COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2006 (Unaudited)

		Number of Shares	Value
REGIONAL MALL	4.0%
CBL & Associates Properties, 7.75%, Series C		50,000	$1,262,500
CBL & Associates Properties, 7.375%, Series D		211,098	5,224,675
Glimcher Realty Trust, 8.75%, Series F		35,000	899,150
Mills Corp., 9.00%, Series B		81,400	1,859,990
Mills Corp., 9.00%, Series C		67,300	1,551,265
Mills Corp., 7.875%, Series G		230,400	5,184,000
Pennsylvania REIT, 11.00%, Series A		125,600	6,857,760
Simon Property Group, 8.375%, Series J		33,800	2,055,040
			24,894,380
TOTAL SHOPPING CENTER			33,908,757
TOTAL PREFERRED STOCK (Identified cost—$162,553,389)			173,547,576
		Principal Amount
COMMERCIAL PAPER	1.2%
New Center Asset Trust, 4.15%, due 7/3/06 (Identified cost—$7,372,300)		$7,374,000	7,372,300
TOTAL INVESTMENTS (Identified cost—$642,865,174)	146.4%		915,590,201
OTHER ASSETS IN EXCESS OF LIABILITIES	0.8%		4,818,601
LIQUIDATION VALUE OF PREFERRED SHARES	(47.2)%		(295,000,000)
NET ASSETS APPLICABLE TO COMMON SHARES (Equivalent to $24.23 per share based on 25,810,480 shares of common stock outstanding)	100.0%		$625,408,802

Glossary of Portfolio Abbreviation

REIT Real Estate Investment Trust

Note: Percentages indicated are based on the net assets applicable to common shares of the fund.

a  Resale is restricted to qualified institutional investors. Holding equals 0.4% of net assets applicable to common shares.

b  250,000 shares segregated as collateral for the interest rate swap transactions.

See accompanying notes to financial statements.

COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2006 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$642,865,174)	$915,590,201
Cash	744,214
Dividends receivable	3,549,235
Unrealized appreciation on interest rate swap transactions	3,260,868
Receivable for investment securities sold	45,119
Other assets	78,084
Total Assets	923,267,721
LIABILITIES:
Payable for investment securities purchased	831,625
Payable for dividends declared on common shares	584,732
Unrealized depreciation on interest rate swap transactions	518,335
Payable for dividends declared on preferred shares	457,496
Payable to investment manager	368,658
Payable to administrator	14,746
Payable for directors' fees	2,910
Other liabilities	80,417
Total Liabilities	2,858,919
LIQUIDATION VALUE OF PREFERRED SHARES:
Auction rate cumulative preferred shares, Series M ($25,000 liquidation value, $0.001 par value, 2,500 shares issued and outstanding)	62,500,000
Auction market preferred shares, Series T7 ($25,000 liquidation value, $0.001 par value, 2,600 shares issued and outstanding)	65,000,000
Auction rate cumulative preferred shares, Series W ($25,000 liquidation value, $0.001 par value, 2,500 shares issued and outstanding)	62,500,000
Auction rate cumulative preferred shares, Series TH ($25,000 liquidation value, $0.001 par value, 2,040 shares issued and outstanding)	51,000,000
Auction market preferred shares, Series F28 ($25,000 liquidation value, $0.001 par value, 2,160 shares issued and outstanding)	54,000,000
295,000,000
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES	$625,408,802

See accompanying notes to financial statements.

COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

June 30, 2006 (Unaudited)

TOTAL NET ASSETS APPLICABLE TO COMMON SHARES consist of:
Common stock ($0.001 par value, 25,810,480 shares issued and outstanding)	$321,998,916
Dividends in excess of net investment income	(17,161,251)
Accumulated undistributed net realized gain	45,103,577
Net unrealized appreciation	275,467,560
$625,408,802
NET ASSET VALUE PER COMMON SHARE:
($625,408,802 ÷ 25,810,480 shares outstanding)	$24.23
MARKET PRICE PER COMMON SHARE	$22.45
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER COMMON SHARE	(7.35)%

See accompanying notes to financial statements.

COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2006 (Unaudited)

Investment Income:
Dividend income	$16,403,656
Interest income	361,665
Total Income	16,765,321
Expenses:
Investment management fees	3,801,008
Preferred remarketing fee	365,724
Administration fees	158,935
Professional fees	59,793
Custodian fees and expenses	47,748
Reports to shareholders	37,105
Directors' fees and expenses	26,422
Transfer agent fees and expenses	17,396
Miscellaneous	88,656
Total Expenses	4,602,787
Reduction of Expenses	(1,565,121)
Net Expenses	3,037,666
Net Investment Income	13,727,655
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	45,174,996
Net realized loss on interest rate swap transactions	(45,379)
Net change in unrealized appreciation on investments	25,798,353
Net change in unrealized appreciation on interest rate swap transactions	3,510,417
Net realized and unrealized gain on investments	74,438,387
Net Increase Resulting from Operations	88,166,042
Less Dividends to Preferred Shareholders from Net Investment Income	(6,641,046)
Net Increase in Net Assets from Operations Applicable to Common Shares	$81,524,996

See accompanying notes to financial statements.

COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHARES (Unaudited)

	For the Six Months Ended June 30, 2006	For the Year Ended December 31, 2005
Change in Net Assets Applicable to Common Shares:
From Operations:
Net investment income	$13,727,655	$27,347,381
Net realized gain	45,129,617	40,800,787
Net change in unrealized appreciation	29,308,770	(9,186,425)
Net increase in net assets resulting from operations	88,166,042	58,961,743
Less Dividends and Distributions to Preferred Shareholders from:
Net investment income	(6,641,046)	(3,692,587)
Net realized gain on investments	—	(6,047,308)
Total dividends and distributions to preferred shareholders	(6,641,046)	(9,739,895)
Net increase in net assets from operations applicable to common shares	81,524,996	49,221,848
Less Dividends and Distributions to Common Shareholders from:
Net investment income	(23,616,592)	(21,573,621)
Net realized gain on investments	—	(37,147,751)
Tax return of capital	—	(15,277,276)
Total dividends and distributions to common shareholders	(23,616,592)	(73,998,648)
Capital Stock Transactions:
Preferred share offering cost adjustment	—	139,817
Total increase (decrease) in net assets applicable to common shares	57,908,404	(24,636,983)
Net Assets Applicable to Common Shares:
Beginning of period	567,500,398	592,137,381
End of period[a]	$625,408,802	$567,500,398

a  Includes dividends in excess of net investment income of $17,161,251 and $631,268, respectively.

See accompanying notes to financial statements.

COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended	For the Year Ended December 31,				For the Period May 31, 2001[a] through
Per Share Operating Performance:	June 30, 2006	2005	2004	2003	2002	December 31, 2001
Net asset value per common share, beginning of period	$21.99	$22.94	$18.78	$13.71	$14.03	$14.33
Income from investment operations:
Net investment income	0.53	0.97	0.98	1.11 [b]	1.02	0.64
Net realized and unrealized gain (loss) on investments	2.89	1.32	4.86	5.56	0.07	(0.02)
Total income from investment operations	3.42	2.29	5.84	6.67	1.09	0.62
Less dividends and distributions to preferred shareholders from:
Net investment income	(0.26)	(0.14)	(0.11)	(0.06)	(0.09)	(0.07)
Net realized gain on investments	—	(0.24)	(0.04)	(0.03)	—	—
Total dividends and distributions to preferred shareholders	(0.26)	(0.38)	(0.15)	(0.09)	(0.09)	(0.07)
Total from investment operations applicable to common shares	3.16	1.91	5.69	6.58	1.00	0.55
Less: Offering and organization costs charged to paid-in capital—common shares	—	—	—	—	—	(0.03)
Preferred share offering cost adjustment	—	0.01	0.01	—	—	—
Offering and organization costs charged to paid-in capital—preferred shares	—	—	(0.04)	(0.03)	(0.03)	(0.07)
Dilutive effect of common share offering	—	—	—	—	—	(0.03)
Total offering and organization costs	—	0.01	(0.03)	(0.03)	(0.03)	(0.13)
Less dividends and distributions to common shareholders from:
Net investment income	(0.92)	(0.84)	(0.88)	(1.01)	(1.29)	(0.58)
Net realized gain on investments	—	(1.44)	(0.30)	(0.45)	—	—
Tax return of capital	—	(0.59)	(0.32)	(0.02)	—	(0.14)
Total dividends and distributions to common shareholders	(0.92)	(2.87)	(1.50)	(1.48)	(1.29)	(0.72)
Net increase (decrease) in net asset value per common share	2.24	(0.95)	4.16	5.07	(0.32)	(0.30)
Net asset value, per common share, end of period	$24.23	$21.99	$22.94	$18.78	$13.71	$14.03
Market value, per common share, end of period	$22.45	$20.39	$22.25	$18.26	$14.02	$14.70
Net asset value total return[c]	14.69%[d]	9.27%	32.13%	50.29%	6.72%	3.27%[d]
Market value return[c]	14.60%[d]	4.46%	31.80%	42.83%	4.16%	3.15%[d]

See accompanying notes to financial statements.

COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended	For the Year Ended December 31,				For the Period May 31, 2001[a] through
Ratios/Supplemental Data:	June 30, 2006	2005	2004	2003	2002	December 31, 2001
Net assets applicable to common shares, end of period (in millions)	$625.4	$567.5	$592.1	$485.0	$349.9	$351.6
Ratio of expenses to average daily net assets applicable to common shares (before expense reduction)[f]	1.53%[e]	1.56%	1.52%	1.61%	1.41%	1.39%[e]
Ratio of expenses to average daily net assets applicable to common shares (net of expense reduction)[f]	1.01%[e]	0.93%	0.91%	0.99%	0.84%	0.86%[e]
Ratio of net investment income to average daily net assets applicable to common shares (before expense reduction)[f]	4.04%[e]	4.06%	5.37%	6.59%	6.98%	8.00%[e]
Ratio of net investment income to average daily net assets applicable to common shares (net of expense reduction)[f]	4.56%[e]	4.70%	5.99%	7.22%	7.55%	8.53%[e]
Ratio of expenses to average daily managed assets (before expense reduction)[f,g]	1.03%[e]	1.04%	1.04%	1.09%	1.04%	1.10%[e]
Ratio of expenses to average daily managed assets (net of expense reduction)[f,g]	0.68%[e]	0.62%	0.62%	0.67%	0.62%	0.68%[e]
Portfolio turnover rate	10%[d]	14%	3%	20%	22%	24%[d]
Preferred Shares:
Liquidation value, end of period (in 000's)	$295,000	$295,000	$295,000	$230,000	$176,000	$125,000
Total shares outstanding (in 000's)	12	12	12	9	7	5
Asset coverage per share	$78,001	$73,093	$75,181	$77,701	$74,695	$95,322
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
Average market value per share[h]	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.

d  Not annualized.

e  Annualized.

f  Ratios do not reflect dividend payments to preferred shareholders.

g  Average daily managed assets represents net assets applicable to common shares plus liquidation preference of preferred shares.

h  Based on weekly prices.

See accompanying notes to financial statements.

COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers Advantage Income Realty Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on June 21, 2000 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, closed-end management investment company. The fund's investment objective is high current income.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

Securities for which market prices are unavailable, or securities for which the investment manager determines that bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security

COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

is principally traded. In these circumstances, the fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The fund's use of fair value pricing may cause the net asset value of fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

Interest Rate Swaps: The fund uses interest rate swaps in connection with the sale of preferred shares. The interest rate swaps are intended to reduce the risk that an increase in short-term interest rates could have on the performance of the fund's common shares as a result of the floating rate structure of the preferred shares. In these interest rate swaps, the fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty agreeing to pay the fund a variable rate payment that is intended to approximate the fund's variable rate payment obligation on the preferred shares. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the fund unless the shareholder has elected to have them paid in cash.

Distributions paid by the fund are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2006, the investment manager considers it likely that a portion of the dividends will be reclassified to return of capital and distributions of net realized capital gains upon the final determination of the fund's taxable income for the year. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

Series M, Series T7, Series W and Series TH preferred shares pay dividends based on a variable interest rate set at auctions, normally held every seven days. The dividends are declared and recorded for the subsequent seven day period on the auction date. In most instances, dividends are payable every seven days, on the first business day following the end of the dividend period.

Series F28 preferred shares pay dividends based on a variable interest rate set at auctions, normally held every 28 days. The dividends are declared and recorded for the subsequent 28 day period on the auction date. In most instances, dividends are payable every 28 days, on the first business day following the end of the dividend period.

Federal Income Taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: Cohen & Steers Capital Management, Inc. (the investment manager) serves as the fund's investment manager pursuant to an investment management agreement (the management agreement). Under the terms of the management agreement, the investment manager provides the fund with day-to-day investment decisions and generally manages the fund's investments in accordance with the stated polices of the fund, subject to the supervision of the Board of Directors.

For the services under the management agreement, the fund pays the investment manager a management fee, accrued daily and paid monthly, at an annual rate of 0.85% of the fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the liquidation preference of the preferred shares.

COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The investment manager has contractually agreed to waive its investment management fee in the amount of 0.35% of average daily managed asset value in 2006, 0.28% of average daily managed asset value in 2007, 0.21% of average daily managed asset value in 2008, 0.14% of average daily managed asset value in 2009 and 0.07% of average daily managed asset value in 2010.

Administration Fees: The fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.02% of the fund's average daily managed asset value. For the six months ended June 30, 2006, the fund paid the investment manager $89,436 in fees under this administration agreement. Additionally, the fund has retained State Street Bank and Trust Company as sub-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the investment manager. The fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $2,842 from the fund for the six months ended June 30, 2006.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2006, totaled $91,521,558 and $90,677,561, respectively.

Note 4. Income Tax Information

As of June 30, 2006, the federal tax cost and net unrealized appreciation of investments were as follows:

Cost for federal income tax purposes	$642,865,174
Gross unrealized appreciation	$276,122,364
Gross unrealized depreciation	(3,397,337)
Net unrealized appreciation	$272,725,027

Note 5. Capital Stock

The fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2006 and the year ended December 31, 2005, the fund issued no shares of common stock for the reinvestment of dividends.

The fund's articles of incorporation authorize the issuance of fund preferred shares, par value $0.001 per share, in one or more classes or series, with rights as determined by the Board of Directors, by action of the Board of Directors without the approval of the common shareholders.

COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

During the year ended December 31, 2005, a $139,817 adjustment was credited to common stock for preferred offering costs.

Preferred shares are senior to the fund's common shares and will rank on a parity with shares of any other series of preferred shares, and with shares of any other series of preferred stock of the fund, as to the payment of dividends and the distribution of assets upon liquidation. If the fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the preferred shares basic maintenance amount, (2) maintain the 1940 Act preferred shares asset coverage, or (3) file a required certificate related to asset coverage on time, the preferred shares will be subject to a mandatory redemption at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. To the extent permitted under the 1940 Act and Maryland Law, the fund at its option may without consent of the holders of preferred shares, redeem preferred shares having a dividend period of one year or less, in whole, or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior to notice. The optional redemption price is $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption.

The fund's common shares and preferred shares have equal voting rights of one vote per share and vote together as a single class, except in certain circumstances regarding the election of directors. In addition, the affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding preferred shares shall be required to (1) approve any plan of reorganization that would adversely affect the preferred shares and (2) approve any matter that materially and adversely affects the rights, preferences, or powers of that series.

Note 6. Investments in Interest Rate Swaps

Interest rate swaps outstanding at June 30, 2006 are as follows:

Counterparty	Notional Amount	Fixed Rate Payable	Floating Rate[a] (reset monthly) Receivable	Termination Date	Unrealized Appreciation/ (Depreciation)
Merrill Lynch Derivative Products AG	$14,500,000	3.995%	5.294%	October 22, 2009	$662,444
Royal Bank of Canada	$14,500,000	2.795%	5.110%	October 2, 2007	510,731
Royal Bank of Canada	$30,000,000	4.838%	5.346%	December 2, 2010	784,726
Salomon Swapco Inc	$31,250,000	5.303%	5.350%	July 30, 2006	1,373
Salomon Swapco Inc	$19,125,000	3.407%	5.251%	June 18, 2007	403,288
Salomon Swapco Inc	$31,250,000	5.592%	5.350%	July 30, 2008	(72,117)
Salomon Swapco Inc	$19,125,000	4.080%	5.251%	December 18, 2009	898,306
Salomon Swapco Inc	$31,250,000	5.824%	5.350%	July 30, 2011	(446,218)
					$2,742,533

a  Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at June 30, 2006.

COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 7. Other

In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The fund will adopt FIN 48 during 2007 and the impact to the fund's financial statements, if any, is currently being assessed.

COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

PROXY RESULTS (Unaudited)

During the six months ended June 30, 2006, Cohen & Steers Advantage Income Realty Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 27, 2006. The description of each proposal and number of shares voted are as follows:

Common Shares

	Shares Voted For	Authority Withheld
To elect Directors
George Grossman	24,441,561	323,952
Robert H. Steers	24,479,991	285,522
C. Edward Ward, Jr.	24,475,081	290,432

Preferred Shares

	Shares Voted For	Authority Withheld
To elect Directors
George Grossman	9,693	26
Robert H. Steers	9,697	22
C. Edward Ward, Jr.	9,697	22

COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(periods ended June 30, 2006) (Unaudited)

Based on Net Asset Value			Based on Market Value
One Year	Five Years	Since Inception (5/31/01)	One Year	Five Years	Since Inception (5/31/01)
16.50%	21.59%	21.94%	14.94%	18.79%	19.00%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage resulting from the issuance of preferred shares.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Thomas N. Bohjalian has been appointed as a portfolio manager of the fund. He joined the investment manager in 2002 and is currently a senior vice president. Prior to joining the investment manager, Mr. Bohjalian was a vice president and REIT analyst for five years at AEW Capital Management.

COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

The Board of Directors of the fund has adopted a new investment policy to allow up to 20% of the funds' assets to be invested in foreign securities. Please note that the fund may be subject to investment risks with respect to foreign securities that are different in some respects from those of domestic issuers, including currency risks, future political and economic developments and possible imposition of foreign withholding taxes. In addition, there may be less publicly available information about a foreign issuer than a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.

Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The fund may also pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The board of directors of the fund, including a majority of the directors who are not parties to the fund's Investment Management Agreement, or interested persons of any such party ("Independent Directors"), has the responsibility under the 1940 Act to approve the fund's Investment Management Agreement for its initial two year term and its continuation annually thereafter at a meeting of the board called for the purpose of voting on the approval or continuation. At a meeting held in person on June 6, 2006, the Investment Management Agreement was discussed and was unanimously continued for a one-year term by the fund's board, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the Board meeting and executive session.

In considering whether to continue the Investment Management Agreement, the board reviewed materials provided by the fund's investment advisor (the "Investment Manager") and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds prepared by Morningstar Associates LLC ("Morningstar"), supplemental performance and summary information prepared by the Investment Manager and memoranda outlining the legal duties of the board. The board also spoke directly with representatives of Morningstar and met with investment advisory personnel from the Investment Manager. The board considered factors relating to both the selection of the Investment Manager and the approval of the advisory fee when reviewing the Investment Management Agreement. In particular, the board considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Manager: The directors reviewed the services that the Investment Manager provides to the fund, including, but not limited to, making the day-to-day investment decisions for the fund, and generally managing the fund's investments in accordance with

COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

the stated policies of the fund. The directors also discussed with officers and portfolio managers of the fund the amount of time the Investment Manager dedicated to the fund during the last year and the types of transactions that were being done on behalf of the fund. The directors also considered a presentation by the Investment Manager on its investment philosophy with respect to, and the investment outlook for, the fund. Additionally, the directors took into account the services provided by the Investment Manager to its other funds, including those that invest substantially in real estate securities and have investment objectives and strategies similar to the fund.

In addition, the board considered the education, background and experience of the Investment Manager's personnel. The directors also took into consideration the favorable history and reputation of the portfolio managers for the fund, finding that this has had, and would likely continue to have, a favorable impact on the success of the fund. The board noted that the Investment Manager's experience in investing in real estate securities generally helped further the fund's objectives. Lastly, the directors noted the Investment Manager's ability to attract quality and experienced personnel. The directors concluded that the nature, quality and extent of services provided by the Investment Manager, including compliance with investment restrictions and tax reporting requirements, are adequate and appropriate.

(ii) Investment performance of the fund and the Investment Manager: The directors reviewed the past investment performance of the fund, as well as the past investment performance of the fund's peer group. In particular, they focused on materials provided by Morningstar. The directors noted that the fund had excellent performance during the past three years relative to its peer group and category. In particular, the directors noted that, according to Morningstar, among its peer group funds in the specialty-real estate category, the fund ranked in the first quartile in total return for the 1-year period and was in the top of the second quartile for the 3-year period. The directors also noted that the fund had performed well against its benchmark over the 1-year and 3-year periods and substantially outperformed its blended benchmark over those same time periods.

The directors reviewed the Investment Manager's performance for other closed- and open-end real estate funds. In particular, the directors noted that the Investment Manager managed other real estate funds, in addition to the fund, that were outperforming their benchmark indices and their peer groups. The directors determined that the Investment Manager would continue to be an appropriate investment adviser for the fund and that the fund's performance was satisfactory.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the fund: Next, the directors considered the cost of the services provided by the Investment Manager. As part of their analysis, the directors gave substantial consideration to the fee and expense ratio analyses provided by Morningstar and comparisons to peer group funds selected by Morningstar. Under the Investment Management Agreement, the fund pays the Investment Manager a monthly advisory fee computed at the annual rate of 0.85% of the fund's managed assets, which at current asset levels equals 1.28% of net assets, which was above the peer group median. However, the directors noted the limitations in Morningstar's fee and expense analyses (which were presented on the basis of net assets) given the unique nature of leveraged closed-end funds and given that the fund has more incremental leverage than its peer group funds. Thus, the directors also considered that the

COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

stated management fee (which includes both advisory and affiliated administrative fees and takes into account the Investment Manager's fee waiver) was 0.45% of managed assets, which was the lowest of the peer group. The directors also noted that the stated management fee increased to 0.52% beginning January 1, 2006 and if this higher rate had been in effect at year-end, it would have resulted in the fund having the third lowest stated net management fee in the peer group.

The directors also noted that the fund's total expense ratio was below the peer group median after the Investment Manager's fee waiver and only slightly above the median without giving effect to the waiver. The directors concluded that the fund's expense structure is competitive in the peer group.

The directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the fund. The board considered the level of the Investment Manager's profits and whether the profits were reasonable for the Investment Manager. The directors noted that the Investment Manager was currently waiving fees and/or reimbursing expenses for the fund. The directors took into consideration other benefits to be derived by the Investment Manager in connection with the Investment Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Manager receives by allocating the fund's brokerage transactions. The directors also considered the fees received by the Investment Manager under the Administration Agreement, and noted the significant services received, such as operational services and furnishing office space and facilities for the fund, and providing persons satisfactory to the board to serve as officers of the fund, and that these services were beneficial to the fund. The directors concluded that the profits realized by the Investment Manager from its relationship with the fund were reasonable and consistent with fiduciary duties.

(iv) The extent to which economies of scale would be realized as the fund grows and whether fee levels would reflect such economies of scale: The directors considered that, as a closed-end fund, the fund would not be expected to have inflows of capital that might produce increasing economies of scale. The directors determined that, given the fund's closed-end structure, shareholders appropriately benefited from economies of scale..

(v) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (i) and (iii), the directors compared both the services rendered and the fees paid under the Investment Management Agreement to those under other investment advisory contracts of other investment advisers managing peer group funds. The directors compared both the services rendered and the fees paid under the Investment Management Agreement to the Investment Manager's other advisory contracts with institutional and other clients. The directors acknowledged that differences in fees paid by other clients seemed to be consistent with the differences in services provided and determined that on a comparative basis the fees under the Investment Management Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the board. Rather, after weighing all of the considerations and conclusions discussed above, the board, including the Independent Directors, unanimously approved the continuation of the Investment Management Agreement.

COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

Meet the Cohen & Steers family of open-end funds:

  •  Designed for investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRSX

  •  Designed for institutional investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRIX

  •  Designed for investors seeking high current income, investing primarily in REITs

  •  Symbols: CSEIX, CSBIX, CSCIX, CSDIX

  •  Designed for investors seeking maximum capital appreciation, investing in a limited number of REITs and other real estate securities

  •  Symbols: CSFAX, CSFBX, CSFCX, CSSPX

  •  Designed for investors seeking maximum total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

  •  Designed for investors seeking maximum total return, investing primarily in utilities

  •  Symbols: CSUAX, CSUBX, CSUCX, CSUIX

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks.

  •  Symbols: DVFAX, DVFCX, DVFIX

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

James S. Corl
Vice president

William F. Scapell
Vice president

Thomas N. Bohjalian
Vice president

Lawrence B. Stoller
Secretary

Jay J. Chen
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

John E. McLean
Assistant secretary

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Subadministrator and Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agent—Common Shares

The Bank of New York
101 Barclay Street
New York, NY 10286
(800) 432-8224

Transfer Agent—Preferred Shares

The Bank of New York
100 Church Street
New York, NY 10007

Legal Counsel

Stroock & Stroock & Lavan, LLP
180 Maiden Lane
New York, NY 10038

New York Stock Exchange Symbol: RLF

Web site: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

COHEN & STEERS

ADVANTAGE INCOME REALTY FUND

280 PARK AVENUE

NEW YORK, NY 10017

SEMIANNUAL REPORT

JUNE 30, 2006

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: August 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer (principal executive officer)

By:	/s/ Jay J. Chen
	Name:	Jay J. Chen
	Title:	Treasurer (principal financial officer)

Date: August 28, 2006